                                                                    EXHIBIT 10.1


                 AMENDMENT NUMBER THREE TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


        This AMENDMENT NUMBER THREE TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of August 6, 2003, is entered into among DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Parent"), and UGG Holdings, Inc., a California corporation ("UGG") (collectively, referred to herein as "Borrowers" and individually as a "Borrower"), on the one hand, and COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-California, a California banking corporation ("Bank"), on the other hand, with reference to the following facts:

        A. Borrowers and Bank previously entered into that certain Amended and Restated Credit Agreement, dated as of November 25, 2002, as amended by that certain Amendment Number One to Amended and Restated Credit Agreement, dated as of April 29, 2003 and that certain Amendment Number Two to Amended and Restated Credit Agreement, dated as of June 27, 2003 (as so amended, the "Agreement"); and

        B. Borrowers and Bank desire to further amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

        1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

        2. Amendments to Section 1.1. The definition of "Applicable LIBOR Lending Rate Margin" set forth in Section 1.1 of the Agreement is hereby amended in its entirety as follows:

               "'Applicable LIBOR Lending Rate Margin' means the margin set forth below opposite the applicable Consolidated Total Liabilities to Consolidated EBITDA Ratio disclosed in the latest Compliance Certificate delivered pursuant to Section 6.3(c), subject to Section 2.4(d); provided that until Bank's receipt of Borrowers' audited Financial Statements for the fiscal year ending December 31, 2002, the margin will be as set forth opposite Pricing Level V:

-------------------------------------------------------------------------------------------------
                          Consolidated Total      Applicable LIBOR
                          Liabilities to          Lending Rate Margin     Applicable LIBOR
                          Consolidated EBITDA     For All Revolving       Lending Rate Margin
Pricing Level             Ratio                   Loans                   For the Term Loan
-------------------------------------------------------------------------------------------------
           I              Less than 1.00:1.0      100 basis points        350 basis points
-------------------------------------------------------------------------------------------------
           II             Greater than 1.00:1.0   125 basis points        350 basis points
                          but less than 1.50:1.0
-------------------------------------------------------------------------------------------------


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

-------------------------------------------------------------------------------------------------
          III             Greater than or equal   150 basis points        350 basis points
                          to 1.50:1.0 but less
                          than 2.00:1.0
-------------------------------------------------------------------------------------------------
           IV             Greater than or equal   200 basis points        350 basis points
                          to 2.00:1.0 but less
                          than 2.50:1.0
-------------------------------------------------------------------------------------------------
           V              Greater than or equal   250 basis points        350 basis points
                          to 2.50:1.0
-------------------------------------------------------------------------------------------------


        3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

               (a) Bank shall have received this Amendment, duly executed by the Borrowers and Bank;

               (b) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and

               (c) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

        4. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank that:

               (a) No Event of Default or Unmatured Event of Default is continuing;

               (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

               (c) This Amendment has been duly executed and delivered by the Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of the Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

        5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed



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counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        6. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

        7. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

       [remainder of page intentionally left blank; signatures to follow]


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

        IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                             DECKERS OUTDOOR CORPORATION,
                             a Delaware corporation


                             By: /s/  M. Scott Ash
                                 --------------------------------
                             Name:  M. Scott Ash
                             Title: Chief Financial Officer


                             UGG HOLDINGS, INC.,
                             a California corporation


                             By:  /s/ M. Scott Ash
                                  -------------------------------
                             Name:  M. Scott Ash
                             Title: Chief Financial Officer


                             COMERICA BANK,
                             a Michigan banking corporation,
                             successor by merger to Comerica Bank-California, a California banking corporation


                             By:  /s/  Jason D. Brown
                                  -------------------------------
                             Name:  Jason D. Brown
                             Title: Vice President




                                       S-1
                 Amendment Number Three to Amended and Restated
                                Credit Agreement